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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 5, 1995

                            ------------------------

                       DR PEPPER/SEVEN-UP COMPANIES, INC.

             (Exact name of registrant as specified in its charter)

           DELAWARE                          1-10064                        75-2233365

           (State or                (Commission File Number)               (IRS Employer
      other jurisdiction                                                Identification No.)
       of incorporation)

     8144 WALNUT HILL LANE, DALLAS, TEXAS                         75231-4372

   (Address of principal executive offices)                       (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER INCLUDING AREA CODE: (214) 360-7000

                                 NOT APPLICABLE

          (Former name or former address if changed from last report)

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
ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

    On March 2, 1995, the Registrant filed a Current Report on Form 8-K, describing a previously announced tender offer (the "Offer") by Cadbury Schweppes plc, a company organized under the Laws of England ("Parent"), for all of the Registrant's outstanding shares of common stock, par value $.01 per share, not already owned by Parent or its affiliates. The Offer was made pursuant to an Agreement and Plan of Merger, dated as of January 25, 1995 (the "Merger Agreement"), among the Parent, DP/SU Acquisition Inc., a Delaware corporation and an indirect wholly owned subsidiary of Parent ("Purchaser"), and the Registrant. The information contained in such Current Report is incorporated fully herein by reference.

    On June 5, 1995, the Annual Meeting of Shareholders of the Registrant was held, at which the Merger Agreement was approved and adopted by the affirmative vote of the stockholders of the Registrant required by the laws of the State of Delaware. Pursuant to the Merger Agreement, and upon approval by the stockholders as aforesaid, CS/DP Acquisition, Inc., a Delaware corporation and a wholly-owned subsidiary of Purchaser, merged (the "Merger") with and into the Registrant, effective as of June 6, 1995. On the effective date of the Merger, each share of Common Stock (other than shares held in the Treasury of the Registrant, or owned by Parent or any of its subsidiaries or held by stockholders who have filed with the Registrant a written objection to the Merger and have not voted in favor of the Merger and who have properly demanded in writing a perfected appraisal for such shares in accordance with the laws of the State of Delaware) was automatically converted into the right to receive $33.00 in cash, without interest.

    Additionally, effective as of June 6, 1995, Registrant has appointed Arthur Andersen LLP ("Arthur Andersen") to replace KPMG Peat Marwick as its principal accountant to audit the Registrant's financial statements. The decision to change accountants was approved by the Board of Directors of the Registrant.

    KPMG's audit reports on the consolidated financial statements of the Registrant as of and for the years ended December 31, 1994 and 1993 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, nor during the same period of time or the subsequent interim period preceding KPMG's dismissal have there been any disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. Furthermore, during the last two fiscal years of the Company and the subsequent interim period, there were no "reportable events" as described in Paragraph 304(a)(i)(v) of Regulation S-K.

    In connection with the above-described change in accountants, there were no "disagreements" of the type described in Paragraph 304(a)(i)(iv) of Regulation S-K, nor were there any "reportable events" as described in Paragraph 304(a)(i)(v) of Regulation S-K. Furthermore, during the present fiscal year of the Registrant there have been no such disagreements or reportable events.

    During the Registrant's two most recent fiscal years, and any subsequent interim period prior to engaging Arthur Andersen, neither the Registrant nor anyone on its behalf consulted Arthur Andersen regarding (i) either the application of accounting principles to a specified transaction (whether completed or proposed), or the type of audit opinion that might be rendered on the Registrant's financial statements, or (ii) any matter that was either the subject of a disagreement (as described in Paragraph 304(a)(i)(iv) of Regulation S-K) or a reportable event (as described in Paragraph 304(a)(i)(v) of Regulation S-K).

    Prior to the filing of this Current Report on Form 8-K, the Registrant has provided KPMG with a copy of the disclosures it is making in response to Item 304(a) of Regulation S-K, and requested KPMG to furnish the Registrant with a letter, addressed to the Commission, stating whether it agrees with the statements made by the Registrant in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. KPMG's letter responding to the disclosures of Registrant's filed herewith is attached as an exhibit to this Current Report.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          DR PEPPER/SEVEN-UP COMPANIES, INC.
                                          (Registrant)

                                          By:        /s/  NELSON A. BANGS

                                             -----------------------------------
                                                       Nelson A. Bangs
                                             VICE PRESIDENT, SECRETARY & GENERAL
                                                         COUNSEL

Date: June 7, 1995

                                  June 7, 1995

Securities and Exchange Commission
Washington, D.C. 20549

Ladies and Gentlemen:

    We were previously principal accountants for Dr Pepper/Seven-Up Companies, Inc. and, under the date of February 10, 1995, we reported on the consolidated financial statements of Dr Pepper/ Seven-Up Companies, Inc. and subsidiaries as of and for the years ended December 31, 1994 and 1993. On June 6, 1995, our appointment as principal accountants was terminated. We have read Dr Pepper/ Seven-Up Companies, Inc.'s statements included under Item 4 of its Form 8-K dated on or about June 7, 1995, and we agree with such statements, except that we are not in the position to agree or disagree with Dr Pepper/Seven-Up Companies, Inc.'s statements that the decision to change accountants was approved by the board of directors, that Arthur Andersen & Co. has been engaged as Dr Pepper/Seven-Up Companies, Inc.'s principal accountant, regarding the length of time that Arthur Andersen & Co. has been the principal accountant for Cadbury Schweppes plc, and that Arthur Andersen & Co. was not consulted regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on Dr Pepper/Seven-Up Companies, Inc.'s consolidated financial statements.

                                          Very truly yours,

                                                  /s/ KPMG PEAT MARWICK

                                          --------------------------------------
                                                    KPMG PEAT MARWICK

                               INDEX TO EXHIBITS

   EXHIBIT                                                                                              SEQUENTIALLY
   NUMBER                                     DESCRIPTION OF EXHIBITS                                   NUMBERED PAGE
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
Exhibit 99     Form 8-K dated March 2, 1995 (incorporated by reference)